UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Lighting Science Group Corporation

(Name of Registrant As Specified In Its Charter)

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Lighting Science Group Corporation

Building 2A, 1227 South Patrick Drive

Satellite Beach, Florida 32937

Notice of Stockholder Action by Written Consent

To our Stockholders:

The purpose of this letter is to inform you that on August 28, 2014, the board of directors of Lighting Science Group Corporation, a Delaware corporation (the “Company”, “we”, “us”, or “our”) approved an amendment to our 2012 Amended and Restated Equity Based Compensation Plan (the “Equity Plan”) the effect of which is to (i) increase the number of shares of our common stock, reserved and available for issuance pursuant to the Equity Plan from 55,000,000 to 155,000,000 and (ii) increase the maximum number of stock options or stock appreciation rights that may be granted each fiscal year to any Covered Employee (as defined in the Equity Plan) from 7,000,000 to 30,000,000 (the “Amendment”). On September 9, 2014, holders of approximately 77.4% of the outstanding shares of our common stock executed a written consent in lieu of a special meeting approving the Amendment.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Under the Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, the Amendment may be effected without a meeting of our stockholders by a resolution of our board of directors followed by the approval of the holders of a majority of our outstanding shares of common stock. The Amendment has already been approved by our board of directors and by the written consent of the holders of a majority of our outstanding shares of common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Amendment will not be effective until 20 days after the date this Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.

We expect to begin mailing this Information Statement on September 11, 2014 to our stockholders of record as of the close of business on September 9, 2014. Accordingly, the Amendment will become effective no earlier than October 1, 2014, the date that is twenty (20) calendar days after the date this Information Statement was first sent or given to our stockholders.

The Information Statement is the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”). No additional action will be undertaken by the Company with respect to the receipt of the written consent, and no dissenters’ rights under the DGCL are afforded to our stockholders as a result of the ratification, adoption or approval of the Amendment.

This letter and the accompanying Information Statement, which describes in more detail the Amendment, are being furnished to our stockholders for informational purposes only.

By Order of the Board of Directors,

/s/ Dennis McGill
Dennis McGill
Chief Financial Officer

September 9, 2014

Important Notice Regarding the Internet Availability of this Information Statement

A copy of this Information Statement is available to you free of charge at http://bit.ly/LSGSchedule14-C092014. We are not soliciting your proxy or consent, but are furnishing an information statement to you pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Lighting Science Group Corporation

Building 2A, 1227 South Patrick Drive

Satellite Beach, Florida 32937

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Lighting Science Group Corporation, a Delaware corporation (the “Company”, “we” or “us”), is sending you this Information Statement solely for purposes of informing our stockholders of record as of the close of business on September 9, 2014 (the “Record Date”) in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the actions taken by our board of directors (the “Board”) at a duly convened meeting, and by our stockholders by written consent in lieu of a special meeting. No action is requested or required on your part.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY WRITTEN CONSENT

On August 28, 2014, our Board approved and recommended that our stockholders approve, an amendment to our 2012 Amended and Restated Equity Based Compensation Plan (the “Equity Plan”) the effect of which is to (i) increase the number of shares of our common stock, par value $0.001 per share (the “Common Stock”), reserved and available for issuance pursuant to the Equity Plan from 55,000,000 to 155,000,000 shares, and (ii) increase the maximum number of stock options or stock appreciation rights (“SARs”) that may be granted in each fiscal year to any Covered Employee (as defined in the Equity Plan) from 7,000,000 to 30,000,000 (the “Amendment”). On September 9, 2014, stockholders holding approximately 77.4% of the outstanding shares of Common Stock as of the Record Date executed a written consent approving the Amendment. Each of the stockholders approving the Amendment are affiliates of Pegasus Capital Advisors, L.P. (“Pegasus Capital”).

Accordingly, all necessary corporate approvals in connection with the amendment of our Equity Plan to effect the Amendment have been obtained. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act and the DGCL, of this corporate action. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be effective until 20 days after the date this definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

Why am I receiving this Information Statement?

We are required under the Exchange Act and the DCGL to deliver a notice and Information Statement to our stockholders in order to inform them that, following the approval by our Board, holders of a majority of our outstanding shares of Common Stock have approved the Amendment by an action without a meeting of all of our stockholders.

What action was taken?

Our Board approved and stockholders holding approximately 77.4% of our outstanding shares of Common Stock executed a written consent in lieu of a special meeting approving, the Amendment attached as Appendix A to this Information Statement. The Amendment will (i) increase the number of shares of our Common Stock reserved and available for issuance pursuant to the Equity Plan from 55,000,000 to 155,000,000 shares and (ii) increase the maximum number of stock options or SARs granted in each fiscal year to any Covered Employee from 7,000,000 to 30,000,000.

Why was this action taken?

Equity compensation is an integral component of the Company’s compensation program. Our Board believes that the issuance of equity compensation to our employees, directors and consultants helps the Company to attract and retain the services of high quality professionals and aligns their interests with those of the Company’s stockholders. Accordingly, pursuant to the Equity Plan, the Company primarily grants incentive stock options, nonqualified stock options, restricted stock awards, SARs, phantom stock awards or any combination of the foregoing. The Equity Plan and the Company’s 2011 Employee Stock Purchase Program are the only equity-based plans maintained by the Company.

As of September 9, 2014, there were approximately 209,943,631 shares of Common Stock outstanding. Prior to giving effect to the Amendment, we are authorized to issue up to 55,000,000 shares of Common Stock under the Equity Plan and, on the Record Date, there were options outstanding and exercisable for 20,143,700 shares of our Common Stock and 2,080,342 outstanding, unvested shares of restricted stock. Given the recent changes to our executive leadership and the anticipated hiring of several key executives in the near future, including a new Chief Executive Officer and Chief Operating Officer, we will need to issue a significant number of shares of restricted stock and options to purchase shares of Common Stock to attract and incentivize these individuals. Finally, our Board expects the Equity Plan to play an important part in employee retention, which is essential for the Company to remain competitive.

How does the action affect my ownership interest?

The Amendment does not, by itself, affect your ownership interest in the Company. Nevertheless, the issuance of additional shares of Common Stock pursuant to awards granted under the Equity Plan could significantly dilute your ownership interest.

How does the action affect my voting interest?

The Amendment does not, by itself, affect your voting interest in the Company. Nevertheless, the issuance of additional shares of Common Stock pursuant to awards granted under the Equity Plan could significantly reduce your voting interest.

What consent was required in order to amend our Equity Plan?

Approval of the Amendment required the approval of our Board and the holders of a majority of the outstanding shares of our Common Stock.

What Board approval was obtained for the action?

The action was approved unanimously by our Board.

Why was there no stockholders’ meeting?

Under the DGCL, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, the changes to our Equity Plan implemented by the Amendment may be effected without a meeting of the holders of our Common Stock. Pursuant to the Equity Plan, certain changes to the Equity Plan that increase any share limitations must be approved by the Company’s stockholders no later than the annual meeting of our stockholders next following the Board’s action approving the changes. The Amendment was approved by our Board and then by holders of a majority of our outstanding shares of Common Stock, so a stockholders’ meeting was not required.

How many shares consented to the action?

As of the Record Date, we obtained the approval of holders of 162,575,731 shares of Common Stock, which represented approximately 77.4% of our issued and outstanding Common Stock. Each of the stockholders approving the Amendment are affiliates of Pegasus Capital.

Is it necessary for me to do anything to approve the actions?

No. No other votes are necessary or required. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be effective until 20 days after the date this Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to our common stockholders. We expect to begin mailing this Information Statement on September 11, 2014. Accordingly, the Amendment will become effective no earlier than October 1, 2014, the date that is twenty (20) calendar days after the date this Information Statement was first sent or given to our stockholders.

Am I entitled to dissenter’s rights?

No. The DGCL does not provide for dissenter’s rights for this amendment of the Equity Plan.

New Plan Benefits

The following table provides information with respect to stock options awarded pursuant to the Equity Plan to certain persons and groups of persons following the Board’s approval of the Amendment on August 28, 2014:

Name and Position	Dollar Value ($) (1)	Number of Shares
Ed Bednarcik	$2,507,694	15,500,000
Chief Executive Officer

(1)	The dollar value of the stock option is based on a fair value estimate as of September 3, 2014 using the Black-Scholes pricing model. The fair value estimate will be updated on date of issuance of these options.

The stock option award to Mr. Bednarcik was made contingent upon the approval by our stockholders and will not be effective until after the Amendment is effective. Other than as described above, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Equity Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee (as defined below) or the Board.

The following is a description of the Equity Plan. This description is qualified in its entirety by reference to the actual text of the Equity Plan, which is attached to this Information Statement as Appendix B.

Description of the Equity Plan

General. The purpose of the Equity Plan is to provide a means for the Company to: (i) attract, motivate, retain, and reward high quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company; (ii) provide a means by which those persons can acquire and maintain a proprietary interest in the Company, thereby strengthening their commitment to the welfare of the Company and their desire to remain in its employ; and (iii) provide those persons with incentive and reward opportunities designed to enhance the profitable growth of the Company. The Company may offer stock options, SARs, restricted stock, phantom stock, dividend equivalents, other stock based awards, and performance or annual incentive awards (payable in cash or shares of Common Stock) to eligible individuals pursuant to grants under the Equity Plan. The Equity Plan will remain in effect until the date no shares of Common Stock remain available for issuance under the Equity Plan, or if earlier, the date the Equity Plan is terminated by the Board.

Administration. Unless otherwise determined by the Board in accordance with the provisions of the Equity Plan, the Compensation Committee administers the Equity Plan, other than with respect to director compensation, which is administered by the full Board. The Committee of Independent Directors also has authority to approve awards pursuant to the Equity Plan (the Compensation Committee and the Committee of Independent Directors, in such capacity, referred to herein as the “Committee”). Subject to the terms of the Equity Plan, the Committee will determine the persons to whom awards are to be made, determine the type, number and terms and conditions of awards, and all matters relating to awards, specify times at which awards will be exercisable or settleable (including performance conditions that may be required), prescribe forms of award agreements, establish performance goals or certify the extent of their achievement, interpret and specify rules and regulations relating to the administration of the Equity Plan, and make all other determinations that may be necessary or advisable to administer the Equity Plan.

Eligibility. Any employee (including an employee who is also a director or an officer), outside director of the Company, or other person providing services to the Company, is eligible to participate in the Equity Plan; provided that only employees of the Company are eligible to receive incentive stock options. The Committee, upon its own action, may grant, but is not required to grant, an award to any employee, outside director or service provider. Awards may be granted by the Committee at any time and from time to time to new participants, or to some or all of the existing participants, and may include or exclude previous participants, as the Committee may determine. Except as required by the Equity Plan, awards granted at different times need not contain similar provisions. The Committee’s determinations under the Equity Plan (including, without limitation, determinations of which individuals, if any, are to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, including terms requiring forfeiture in the event of termination of employment) need not be uniform and may be made by it selectively among participants who receive, or are eligible to receive, awards under the Equity Plan. As of the Record Date, the Company had three executive officers, ten directors and approximately 102 employees who would be eligible participants under the Equity Plan.

Number of Shares Available for Awards. Under the Equity Plan, subject to certain adjustments, the maximum number of shares of Common Stock that could be delivered pursuant to awards granted under the Equity Plan was 55,000,000 shares, 100% of which could be granted as incentive stock options. The Amendment increases the maximum number of shares reserved and available for issuance pursuant to the Equity Plan from 55,000,000 to 155,000,000. The Equity Plan also increases the maximum number of stock options and SARs that may be granted to a Covered Employee in any fiscal year from 7,000,000 to 30,000,000. Shares to be delivered may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury or previously issued shares of Common Stock reacquired by the Company, including Common Stock purchased on the open market or otherwise.

The Committee, in a manner as it may deem equitable, may make certain adjustments in the event that a distribution (whether in cash, shares of Common Stock, or other property), recapitalization, stock split, reorganization, merger, consolidation, combinations, reclassification or other similar corporate transaction or event affects Common Stock so that an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Equity Plan. Upon the occurrence of any such adjustment, the Company will provide notice to each affected participant of its computation of such adjustment which will be conclusive and will be binding upon each such participant.

Financial Effects of Awards; Settlement of Awards. The Company will receive no monetary consideration for the granting of awards under the Equity Plan, unless otherwise provided when granting such awards. The Company will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their stock options, and the Company will receive no monetary consideration upon the exercise of SARs. Awards may be settled in such forms as the Committee may determine, including without limitation cash, shares of Common Stock, other awards or other property, and will be made in a single payment or transfer. The settlement of any award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, provided such acceleration would not cause such award to violate the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee may condition any payment relating to an award on the withholding of taxes and may provide that the participant’s payroll or a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. The Committee may grant awards in exchange for other awards granted under the Equity Plan and other rights to payment from the Company, and may grant awards in addition to and in tandem with such awards, rights or other awards.

Vesting; Forfeiture. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Equity Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested. The Committee may impose on any award at the time of grant, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Stock Options. The Committee is authorized to grant non-qualified stock options and incentive stock options (“ISOs”) qualifying under Section 422 of the Code. The exercise price per share of Common Stock subject to an option is determined by the Committee. However, the per share exercise price of an option cannot be less than the greater of the par value per share of the Common Stock or 100% of the fair market value of a share of Common Stock on the date of grant. If an ISO is granted to a participant who owns or is deemed to own more than 10% of the

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combined voting power of all classes of stock of the Company (or any majority-owned subsidiary), the per share exercise price of the ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each option at the time of the grant. The maximum term of each option, the times at which each option will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that no option may have a term exceeding 10 years from the date of grant (or such shorter term as may be required in respect of an ISO under Section 422 of the Code). In addition, ISOs may not be granted more than 10 years after the earlier of the adoption of the Equity Plan or the approval of the Equity Plan by the Company’s stockholders.

Stock Appreciation Rights. The Committee is authorized to grant SARs as a stand-alone award (referred to as “freestanding SARs”) or in conjunction with stock options granted under the Equity Plan (referred to as “tandem SARs”). Tandem SARs require the participant, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant, payable in either cash or shares of Common Stock, or in the case of a “Limited SAR,” the fair market value determined by reference to the “Change in Control Price” (as defined in the Equity Plan) over the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Common Stock will be delivered, or whether a SAR will be in tandem or in combination with any other award.

Restricted Stock. The Committee is authorized to grant restricted stock to participants. Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged or assigned, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions. The Committee may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the Equity Plan. Unless otherwise determined by the Committee, shares distributed in connection with a stock split or stock dividend from restricted stock will be subject to the restrictions and a risk of forfeiture to the same extent as the restricted stock. In the event of a “Change in Control” (as defined in the Equity Plan), all restricted stock granted pursuant to the Equity Plan will fully vest and all restrictions applicable to such restricted stock will terminate.

Phantom Stock. The Committee is authorized to grant phantom stock to participants. Phantom stock constitutes a right to receive shares of Common Stock, cash or a combination thereof at the end of a specified vesting period, as determined by the Committee. The phantom stock will be subject to restrictions and may be forfeited in the event of certain terminations of employment or service occurring prior to the end of such vesting period specified by the Committee. The Committee, in its sole discretion, may waive in whole or in part the forfeiture conditions relating to such phantom stock.

Dividend Equivalents. The Committee is authorized to grant dividend equivalents in connection with other awards granted under the Equity Plan or as a separate award, conferring on participants the right to receive cash, shares of Common Stock or a combination thereof equal in value to dividends paid on a specific number of shares of Common Stock. Dividend equivalents credited to the holder of such rights may be paid currently or may be deemed to be reinvested in additional shares of phantom stock (which may thereafter accrue additional dividend equivalents). Dividend equivalents may be settled in cash or shares of Common Stock. Except for dividend equivalents deemed reinvested in phantom stock, dividend equivalents will be paid or distributed no later than the 15th day of the third month following the fiscal year in which the Board declares the dividend.

Other Stock Based Awards. The Committee is authorized to grant other stock-based awards under the Equity Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock, on such terms and conditions as the Committee may determine. Such other stock-based awards may be granted for no consideration, minimum consideration as may be required by applicable law or for such other consideration as the Committee determines.

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Performance Awards and Annual Incentive Awards. The Committee is authorized to grant performance awards and incentive awards under the Equity Plan, on which the right of a participant to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions during a specified period as may be specified by the Committee. Performance and incentive awards may be settled in cash, shares of Common Stock, or any combination thereof. The Committee will determine award terms, including the required performance goals, the corresponding amounts payable upon achievement of such performance goals, termination and forfeiture provisions and the form of settlement (including, maximum or minimum settlement values), so long as such provisions are not inconsistent with the terms of the Equity Plan. To the extent the Committee determines that Section 162(m) of the Code applies to a performance award granted under the Equity Plan, it is the intent of the Committee that performance awards and incentive awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Accordingly, performance goals will be objective and otherwise meet the requirements of Section 162(m). In addition, the Committee, in its discretion may reduce the amount of a settlement of a performance or incentive award, but may not increase the amount payable to a participant, unless such award is not intended to qualify under Section 162(m) of the Code. To the extent an award is subject to Section 409A of the Code, such award must be in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance thereunder.

Performance Goals. Awards of restricted stock, phantom stock, performance awards, incentive awards, and other awards (whether relating to cash or shares of Common Stock) under the Equity Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, which may consist of one or more or any combination of the following criteria (“Performance Criteria”): earnings per share; increase in revenues; increase in cash flow; increase in cash flow return; return on net assets; return on assets; return on investment; return on capital or return on equity; economic value added; operating margin or contribution margin; net income; pretax earnings; pretax earnings before interest, depreciation, and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; total stockholder return; debt reduction; and any of the above goals determined on an absolute or relative basis, or as compared to the performance of a published or special index deemed applicable by the Committee, including, without limitation, the Standard & Poor’s 500 Stock Index or a group of comparable companies. Any Performance Criteria (except for the total stockholder return and earnings per share criteria) may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. The grant, exercise and/or settlement of performance awards may also be contingent upon individual performance goals established by the Committee, and if required for compliance with Section 162(m) of the Code, such criteria will be approved by the stockholders of the Company.

Amendment and Discontinuance. The Board may, without the consent of the stockholders or participants, alter, amend, suspend, discontinue, or terminate the Equity Plan or the Committee’s authority to grant awards under the Equity Plan; provided, however, any amendment or alteration to the Equity Plan will be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board’s action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our Common Stock may be then listed or quoted. No such amendment or alteration will materially and adversely affect any rights of participants or obligations of the Company to participants with respect to any award granted under the Equity Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Equity Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and the treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain

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performance awards, stock options, SARs, phantom stock, and certain types of restricted stock are subject to Section 409A of the Code. Any award which constitutes deferred compensation under Section 409A of the Code may not have the time or schedule of any payment thereunder accelerated, except as permitted under the guidance issued under Section 409A of the Code.

Incentive Stock Options. In general, a participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the Common Stock with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the Common Stock over $100,000 will be treated as non-qualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were non-qualified stock options. In addition to the foregoing, if the fair market value of the Common Stock received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any Common Stock acquired by exercise of an ISO will depend upon whether the participant disposes of such Common Stock prior to two years after the date the ISO was granted or one year after the Common Stock was transferred to the participant (referred to as the “Required Holding Period”). If a participant disposes of Common Stock acquired by exercise of an ISO after the expiration of the Required Holding Period, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

If the participant disposes of Common Stock acquired by exercise of an ISO prior to the expiration of the Required Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the Common Stock is greater than the fair market value of the Common Stock on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the Common Stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the Common Stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the Common Stock will be treated as capital gain (short-term or long-term capital gain depending on how long the participant has held the shares). However, if the price received for Common Stock acquired by exercise of an ISO is less than the fair market value of the Common Stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the participant’s basis in the Common Stock.

Non-qualified Stock Options. A participant generally will not recognize income at the time a non-qualified stock option is granted. When a participant exercises a non-qualified stock option, the difference between the exercise price and any higher market value of the Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for Common Stock acquired under a non-qualified stock option will be equal to the exercise price paid for such Common Stock, plus any amounts included in the participant’s income as compensation upon exercise. When a participant disposes of Common Stock acquired by exercise of a non-qualified stock option, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the Common Stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock. The capital gain or loss will be long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

If a participant pays the exercise price of a non-qualified stock option with previously-owned shares of Common Stock and the transaction is not a disqualifying disposition of Common Stock previously acquired under an ISO, the Common Stock received equal to the number of shares of Common Stock surrendered is treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for the Common Stock received will be equal to the participant’s tax basis and holding period for the Common Stock surrendered. The Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as

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compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in such Common Stock will be equal to its fair market value on the date of exercise, and the participant’s holding period for such stock will begin on the date of exercise.

If the use of previously acquired Common Stock to pay the exercise price of a non-qualified stock option constitutes a disqualifying disposition of Common Stock previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the Common Stock surrendered, determined at the time such Common Stock was originally acquired on exercise of the ISO, over the aggregate exercise price paid for such Common Stock. As discussed above, a disqualifying disposition of Common Stock previously acquired under an ISO occurs when the participant disposes of such stock before the end of the Required Holding Period. The other tax results from paying the exercise price with previously-owned stock are as described above, except that the participant’s tax basis in the Common Stock that is treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares of Common Stock granted as restricted stock at such time as the shares of Common Stock are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares of Common Stock. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares of Common Stock to recognize ordinary income on the date of transfer of the shares of Common Stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares of Common Stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of Common Stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives freestanding SARs will not recognize taxable income at the time the freestanding SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If an employee receives the appreciation inherent in the SARs in Common Stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the recipient at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of performance awards, phantom awards, dividend equivalents, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the Equity Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in any Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

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Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the Company who, on the last day of the taxable year, either is the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent the Company determines that Section 162(m) of the Code applies to any awards granted pursuant to the Equity Plan, the Company intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the Equity Plan are accelerated as a result of a “Change in Control” and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information known to us about the beneficial ownership of Common Stock as of the Record Date by: (1) each of our named executive officers and directors; (2) all of our executive officers and directors as a group (16 persons); and (3) each person who was known to us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock. Except as otherwise indicated, the address for each beneficial owner is Lighting Science Group Corporation, 1227 South Patrick Drive, Building 2A, Satellite Beach, Florida 32937. The applicable percentage ownership of Common Stock is based on 209,943,631 shares of Common Stock issued and outstanding as of the Record Date, plus, on an individual basis, the right of that individual to obtain Common Stock upon exercise of stock options or warrants or the conversion of shares of our Series I Convertible Preferred Stock and Series J Convertible Preferred Stock (together, the “Preferred Shares”) within 60 days of the Record Date.

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Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class
Directors and Executive Officers
Richard Davis (2)	123,636		*
Dennis McGill (3)	—		*
Fredric Maxik (4)	2,363,528	(5)	*
Thomas C. Shields (6)	1,756,599	(7)	*
Vincent J. Colistra (8)	—		*
Jeremy Cage (9)	1,145,833	(10)	*
Brad Knight (11)	1,600,439	(12)	*
Patrick Meagher (13)	384,467	(7)	*
Craig Cogut (14) (15)	342,128,625	(16)	87.8%
Donald Harkleroad	954,463	(17)	*
Warner Philip (18)	175,890		*
Jonathan Rosenbaum (19)	204,041		*
Leon Wagner	8,946,003	(20)	*
General James Jones (21)	150,137		*
Sanford R. Climan (22)	110,685		*
Seth Bernstein (23)	68,493		*
Directors and Executive Officers as a Group (16 persons)	360,112,839		89.3%

Certain Persons
LED Holdings, LLC (15)	20,972,496		10.0%
LSGC Holdings LLC (15)	154,089,829	(24)	73.4%
PP IV (AIV) LED, LLC (15)	154,089,829	(25)	73.4%
PP IV LED, LLC (15)	154,089,829	(25)	73.4%
LSGC Holdings II LLC (15)	92,056,786	(16)	30.8%
Pegasus Partners IV, L.P. (15)	249,116,312	(16)	83.3%
PCA LSG Holdings, LLC (15)	81,838,372	(16)	28.2%
RW LSG Holdings LLC (26)	61,558,889	(27)	22.7%
RW LSG Management Holdings LLC (26)	554,221	(28)	*
Riverwood Capital Management Ltd. (26)	61,558,889	(27)	22.7%
Cleantech Europe II (A) LP (29)	30,061,358	(30)	12.7%
Zouk Capital LLP (29)	28,494,737	(31)	12.0%
Zouk Ventures Ltd. (29)	28,494,737	(31)	12.0%
Zouk Holdings Ltd. (29)	230,901	(32)	*

*	Less than 1%.
(1)	The number and percentage of shares of Common Stock beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power.
(2)	Mr. Davis was appointed as our Chief Executive Officer on February 3, 2014.
(3)	Mr. McGill was appointed as our Chief Operating Officer on June 12, 2014 and was appointed our Chief Financial Officer effective July 9, 2014.
(4)	Mr. Maxik was appointed to our Board on June 12, 2014
(5)	Includes 1,808,333 shares of Common Stock issuable to Mr. Maxik upon the exercise of stock options issued under the Equity Plan.
(6)	Mr. Shields resigned as our Chief Financial Officer on July 8, 2014.

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(7)	Represents shares of Common Stock issuable to upon exercise of stock options issued under the Equity- Plan.
(8)	Mr. Colistra was appointed to serve as our Interim Chief Executive Officer, effective November 8, 2013. Mr. Colistra resigned as our Interim Chief Executive Officer and was appointed as our Chief Restructuring Officer effective as of February 3, 2014. Mr. Colistra resigned as Chief Restructuring Officer on April 25, 2014.
(9)	Mr. Cage was appointed to serve as our Chief Executive Officer, effective January 2, 2013, and was appointed to our Board on March 5, 2013. Mr. Cage resigned as our Chief Executive Officer and member of our Board effective as of November 8, 2013.
(10)	Includes 1,031,250 shares of Common Stock issuable to Mr. Cage upon the exercise of stock options issued under the Equity Plan.
(11)	Mr. Knight was appointed to serve as our Interim Chief Operating Officer, effective May 25, 2012, and as our Interim Chief Executive Officer on October 19, 2012. Mr. Knight resigned as our Interim Chief Executive Officer on January 2, 2013 and resigned as our Interim Chief Operating Officer on July 8, 2013. Mr. Knight provided consulting services to us through Riverwood Solutions LLC until February 18, 2014.
(12)	Includes 1,408,131 shares of Common Stock issuable to Mr. Knight upon the exercise of stock options issued under the Equity Plan.
(13)	Mr. Meagher was appointed to serve as our Executive Vice President of Product Development, effective June 18, 2012. Mr. Meagher resigned as our Executive Vice President of Product Development effective as of December 31, 2013.
(14)	Mr. Cogut was appointed to our Board effective December 5, 2013 and was named Chairman of our Board effective February 3, 2014. Mr. Cogut serves as Chairman and President of Pegasus Capital, our largest stockholder.
(15)	The principal address and principal office of each of LED Holdings, LLC (“LED Holdings”), LSGC Holdings LLC (“LSGC Holdings”), PP IV (AIV) LED, LLC (“PP IV (AIV)”), PP IV LED, LLC (“PP IV”), LSGC Holdings II LLC (“Holdings II”), Pegasus Partners IV, L.P. (“Pegasus IV”), PCA LSG Holdings, LLC (“PCA Holdings”), and Mr. Cogut is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.
(16)	Pegasus IV is the managing member of LSGC Holdings and the sole member of Holdings II. Pegasus Investors IV, LP (“Pegasus Investors”) is the general partner of Pegasus IV and Pegasus Investors IV GP, LLC (“Pegasus GP”) is the general partner of Pegasus Investors. Pegasus GP is wholly owned by Pegasus Capital, LLC (“Pegasus LLC,” and together with Pegasus IV, Pegasus Investors and Pegasus GP, the “Pegasus Entities”). Pegasus LLC may be deemed to be directly or indirectly controlled by Mr. Cogut. By virtue of the foregoing, the Pegasus Entities and Mr. Cogut may be deemed to beneficially own (i) the 20,972,496 shares of Common Stock held by LED Holdings; (ii) the 133,117,333 shares of Common Stock held directly by LSGC Holdings; (iii) the 2,877,314 shares of Common Stock, 16,396,843 shares of Common Stock issuable upon conversion of shares of Series I Convertible Preferred Stock held directly by LSGC Holdings, 20,691,579 shares of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock held directly by Holdings II and 52,091,050 shares of Common Stock issuable upon exercise of warrants held directly by Holdings II. Additionally, Pegasus Investors, Pegasus GP, Pegasus LLC and Mr. Cogut may be deemed to indirectly beneficially own 2,969,697 shares of Common Stock held directly by Pegasus IV. Furthermore, Pegasus LLC and Mr. Cogut may be deemed to indirectly beneficially own 1,464,950 shares of Common Stock, 19,280,000 shares of Common Stock issuable upon conversion of shares of Series I Convertible Preferred Stock held directly by PCA Holdings, 17,368,421 shares of Common Stock issuable upon the exercise of shares of Series J Convertible Preferred Stock held directly by PCA Holdings and 43,725,000 shares of Common Stock issuable upon the exercise of warrants held directly by PCA Holdings, Pegasus LLC is the managing member of PCA Holdings. Each of the Pegasus Entities and Mr. Cogut disclaims beneficial ownership of any of the securities held by LED Holdings LLC, LSGC Holdings, Holdings II and PCA Holdings and this disclosure shall not be deemed an admission that any of Pegasus IV, Pegasus Investors, Pegasus GP, Pegasus LLC or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose. Furthermore, Mr. Craig Cogut may be deemed to indirectly own the 5,000,000 shares of Common Stock issuable upon the exercise of warrants held by Pegasus Capital Partners IV, LP (“PCP IV”) and the 5,000,000 shares of Common Stock issuable upon the exercise of warrants held by Pegasus Capital Partners V, LP (“PCP V”). Pegasus GP is the general partner of PCP IV and Pegasus Investors V (GP), LLC (“Pegasus V GP”) is the general partner of PCP V. Pegasus V GP is wholly owned by Pegasus Capital LLC. Each of Pegasus GP, Pegasus V GP and Mr. Cogut disclaims beneficial ownership of any of the securities held by PCP IV and PCP V and this disclosure shall not be deemed an admission that Pegasus GP, Pegasus V GP or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose. Additionally, Mr. Cogut may be deemed to indirectly own 1,173,941 shares of Common Stock that represent payment of director fees paid by us to Pegasus Capital Advisors IV, L.P. (“Pegasus Capital IV”). Pegasus Capital Advisors IV GP, LLC (“Pegasus Capital IV GP”) is the general partner of Pegasus Capital IV and Mr. Cogut is the sole owner and managing member of Pegasus Capital IV GP. Mr. Cogut disclaims beneficial ownership of the securities held by Pegasus Capital IV, and this disclosure shall not be deemed an admission that Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose.
(17)	Includes 323,868 shares of Common Stock issued to The Bristol Company. Additionally, includes 24,000 and 6,250 shares of Common Stock issuable to Mr. Harkleroad and The Bristol Company, respectively, upon exercise of stock options issued under the Equity Plan. Mr. Harkleroad is the sole shareholder of The Bristol Company and may be deemed the beneficial owner of the shares held by The Bristol Company.
(18)	Mr. Philips was appointed to our Board on February 13, 2014.
(19)	Mr. Rosenbaum was appointed to our Board on February 3, 2014.

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(20)	Includes 120,000 shares of Common Stock held by trusts for which Mr. Wagner may be deemed the beneficial owner and 27,068 shares of Common Stock issuable to Mr. Wagner upon exercise of stock options issued under the Equity Plan. Also includes 7,001,053 shares of Common Stock issuable upon conversion of shares of Series I Convertible Preferred Stock held by Mr. Wagner.
(21)	General Jones was appointed to our Board on March 25, 2014.
(22)	Mr. Climan was appointed to our Board on June 12, 2014.
(23)	Mr. Bernstein was elected to our Board on August 28, 2014
(24)	LSGC Holdings LLC may be deemed to indirectly beneficially own 20,972,496 shares of Common Stock held directly by LED Holdings LLC.
(25)	PP IV (AIV) and PP IV may be deemed to indirectly beneficially own the 20,972,496 shares of Common Stock held by LED Holdings and the 133,117,333 shares of Common Stock held by LSGC Holdings due to their respective membership interests in LSGC Holdings.
(26)	The principal address and principal office of RW LSG Holdings LLC (“RW Holdings”), RW LSG Management Holdings LLC (“RW Management”) and Riverwood Capital Management (“Riverwood CM”) is c/o Riverwood Capital Partners L.P., 70 Willow Road, Suite 100, Menlo Park, CA 94304.
(27)	Riverwood Capital Partners L.P. (“RCP”) is the sole managing member of RW Holdings. Riverwood Capital L.P. (“RCLP”) is the sole general partner of Riverwood Capital. Riverwood Capital GP Ltd. (“RC Ltd.”) is the sole general partner of RCLP. Riverwood Capital Management L.P. (“RCM LP”) serves as investment advisor to RCP. RCM Ltd. is the sole general partner of RCM LP. As a result of these relationships, each of Riverwood Capital, RCLP, RC Ltd. and RCM Ltd. may be deemed to beneficially own any shares of Common Stock deemed to be beneficially held by RW Holdings. Additionally, RCM LP is the sole managing member of RW Management. Riverwood Capital Management Ltd. (“RCM Ltd.”) is the sole general partner of RCM LP. As a result of such relationships, each of RCM LP and RCM Ltd. may be deemed to beneficially own any shares of Common Stock that may be deemed to be beneficially owned by RW Management. By virtue of the foregoing, the Riverwood CM may be deemed to beneficially own the 42,105,263 shares of Common Stock issuable upon conversion of shares of Series H Convertible Preferred Stock, 5,530,526 shares of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock and 13,923,100 shares of Common Stock issuable upon exercise of warrants held directly by RW Holdings.
(28)	Consists of 554,221 shares of Common Stock granted to RW Management as compensation for Nicholas Brathwaite and Thomas Smach’s service on the Board during 2012 and 2013.
(29)	The principal address and principal office of each of Cleantech Europe II (A) LP (“Cleantech A”), Cleantech Europe II (B) LP (“Cleantech B”), Cleantech GP II Ltd. (“Cleantech GP”), Zouk Capital LLP (“ZCL”) and Zouk Ventures Ltd. (“ZVL”) is 100 Brompton Road, London, SW3 1ER, United Kingdom. The principal address and principal office of Zouk Holdings Ltd. (“ZHL”) is c/o State Street Global Services, 22 Greenville Street, St. Helier, Jersey JE4 8PX, Channel Islands.
(30)	Represents 21,960,000 shares of Common Stock issuable upon conversion of shares of Series H Convertible Preferred Stock, 2,303,158 of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock and 5,798,200 shares of Common Stock issuable upon the exercise of Series J Warrants held directly by Cleantech A.
(31)	Represents 21,960,000 and 3,829,474 shares of Common Stock issuable upon conversion of shares of Series H Convertible Preferred Stock held directly by Cleantech A and Cleantech B, respectively, 2,303,158 and 402.105 shares of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock held directly by Cleantech A and Cleantech B, respectively and 5,798,200 and 1,012,300 shares of Common Stock issuable upon the exercise of Series J Warrants held directly by Cleantech A and Cleantech B, respectively. Cleantech GP is the general partner of Cleantech A and Cleantech B. ZCL provides certain monitoring, advisory and consulting services to Cleantech A and Cleantech B. ZVL is the majority partner of Cleantech GP and ZCL. As a result of these relationships, each of Cleantech GP, ZCL and ZVL may be deemed to beneficially own any shares of Common Stock that may be deemed to be beneficially owned by Cleantech A and Cleantech B.
(32)	Represents 230,901 shares of Common Stock issued to ZHL as compensation for Samer Salty’s service on the Board during 2012 and 2013. For United Kingdom regulatory reasons, ZHL has been designated as the entity to receive all director fees payable by us in respect of Mr. Salty’s service on our Board.

The following table presents information known to us about the beneficial ownership of our Preferred Shares as of the Record Date by: (1) each of our named executive officers and directors and (2) all of our executive officers and directors as a group (16 persons). Except as otherwise indicated, the address for each beneficial owner is Lighting Science Group Corporation, 1227 South Patrick Drive, Building 2A, Satellite Beach, Florida 32937. The applicable percentage ownership of each class of Preferred Shares is based on 62,365 shares of Series I Convertible Preferred Stock and 45,475 shares of Series J Convertible Preferred Stock issued and outstanding as of the Record Date, plus, on an individual basis, the right of that individual to obtain Preferred Shares upon exercise of stock options or warrants within 60 days of the Record Date.

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	Series I Convertible Preferred Stock			Series J Convertible Preferred Stock
Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class	Shares Beneficially Owned (1)		Percent of Class
Directors and Executive Officers
Craig Cogut (2)	33,893	(3)	54.3%	36,157	(3)	79.5%
Leon Wagner	6,651		10.7%	—		*
Directors and Executive Officers as a Group (16 persons) (4)	40,544		65.0%	36,157		79.5%

(1)	The number and percentage of Preferred Shares beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power.
(2)	The principal address and principal office of each of Holdings II, PCA Holdings and Mr. Cogut is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.
(3)	Pegasus IV is the sole member of Holdings II. Pegasus Investors is the general partner of Pegasus IV and Pegasus GP is the general partner of Pegasus Investors. Pegasus LLC is the managing member of PCA Holdings and the sole owner of Pegasus GP. Pegasus LLC may be deemed to be directly or indirectly controlled by Mr. Cogut. By virtue of the foregoing, Mr. Cogut may be deemed to beneficially own (i) the 15,577 shares of Series I Convertible Preferred Stock and the 19,657 shares of Series J Convertible Preferred Stock held directly by Holdings II and (ii) the 18,316 shares of Series I Convertible Preferred Stock and 16,500 shares of Series J Convertible Preferred Stock held by directly PCA Holdings. Mr. Cogut disclaims beneficial ownership of any of Preferred Shares held by Holdings II and PCA Holdings and this disclosure shall not be deemed an admission that any of Pegasus IV, Pegasus Investors, Pegasus GP, Pegasus LLC or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose.
(4)	Messrs. Cogut and Wagner are the only directors and officers who own Preferred Shares. All other ownership of common stock by our directors and officers is reflected in the beneficial ownership table above.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Pegasus Capital and its affiliates control a majority of the voting power of our Common Stock and have appointed a majority of the directors serving on our Board. Affiliates of Pegasus Capital also hold Preferred Shares, and warrants to purchase Common Stock that are convertible or exercisable into an aggregate of 179,552,894 shares of Common Stock. As of the Record Date, Pegasus Capital and its affiliates beneficially owned approximately 87.8% of our outstanding Common Stock (calculated in accordance with Rule 13d-3 of the Exchange Act).

Except as described above, no officer or director of the Company has any substantial interest, direct or indirect, by securities holdings or otherwise, in any of the matters to be acted upon as described in this Information Statement, other than his or her role as an officer or director of the Company.

PROPOSAL BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to Lighting Science Group Corporation, Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937, Attn: Investor Relations, or by calling telephone number (321) 779-5520 and asking for investor relations.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

Dated: September 9, 2014.

By Order of the Board of Directors,

/s/ Dennis McGill
Dennis McGill
Chief Financial Officer

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APPENDIX A

AMENDMENT TO THE

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

This AMENDMENT TO THE LIGHTING SCIENCE GROUP CORPORATION 2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN (this “Amendment”), dated as of October [    ], 2014, is made and entered into by Lighting Science Group Corporation, a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan (the “Plan”).

RECITALS

WHEREAS, Section 10(c) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time, provided that any amendment to increase the share limitation shall be subject to the approval of the Company’s stockholders;

WHEREAS, the Board desires to amend the Plan, subject to stockholder approval, to (i) increase the aggregate number of shares of Stock that may be issued or transferred under the Plan, as set forth in Section 4 of the Plan, from 55,000,000 shares to 155,000,000 shares, and (ii) increase the number of Options or SARs that may be granted each fiscal year to Covered Employees, as set forth in Section 5 of the Plan, from 7,000,000 to 30,000,000; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for approval no later than the next annual meeting of the stockholders.

NOW, THEREFORE, in accordance with Section 10(c) of the Plan, effective as of the date set forth above, but subject to stockholder approval, the Company hereby amends the Plan as follows:

1. Section 4(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4(a):

(a)	Overall Number of Shares Available for Delivery

Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan, from inception, is 155,000,000, 100% of which may be granted as Incentive Stock Options.

2. Section 5 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5:

Section 5.    Eligibility; Per Person Award Limitations.

Awards may be granted under this Plan only to Eligible Persons. In each fiscal year during any part of which this Plan is in effect, a Covered Employee may not be granted Options or SARs relating to more than 30,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, and in the case of Performance Awards intended to comply with the requirements of section 162(m) of the Code which have an aggregate value of more than $1,500,000 (provided that if such Performance Awards involve the issuance of shares of Stock, said aggregate value shall be based on the Fair Market Value of such shares at the time of grant of such Performance Award).

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * *

[Remainder of Page Intentionally Left Blank

Signature page to follow]

2

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

LIGHTING SCIENCE GROUP CORPORATION

By:
Name:
Title:

APPENDIX B

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

(Effective as of July 5, 2012)

TABLE OF CONTENTS

Section 1.	Purpose.	3

Section 2.	Definitions.	3

Section 3.	Administration.	9

(a) Authority of the Committee		9
(b) Manner of Exercise of Committee Authority		9
(c) Limitation of Liability		10

Section 4.	Stock Subject to Plan.	10

(a) Overall Number of Shares Available for Delivery		10
(b) Application of Limitation to Grants of Awards		10
(c) Availability of Shares Not Delivered under Awards		10
(d) Stock Offered		11

Section 5.	Eligibility; Per Person Award Limitations.	11

Section 6.	Specific Terms of Awards.	11

(a) Grant of Awards; Performance-Based Compensation; Section 409A		11
(b) Options		12
(c) Exercise Price		12
(d) Time and Method of Exercise		12
(e) ISOs		12
(f) Stock Appreciation Rights		13
(g) Right to Payment		13
(h) Rights Related to Options		13
(i) Right Without Option		14
(j) Terms		14
(k) Restricted Stock		15
(l) Phantom Stock		16
(m) Bonus Stock and Awards in Lieu of Obligations		17
(n) Dividend Equivalents		17
(o) Other Stock-Based Awards		17

Section 7.	Certain Provisions Applicable to Awards.	17

(a) Stand-Alone, Additional, Tandem, and Substitute Awards		17
(b) Term of Awards		18
(c) Form and Timing of Payment under Awards		18
(d) Exemptions from Section 16(b) Liability		18
(e) Non-Competition Agreement		18

Section 8.	Performance and Annual Incentive Awards.	19

(a) Performance Conditions		19
(b) Performance Awards Granted to Designated Covered Employees		19
(c) Annual Incentive Awards Granted to Designated Covered Employees		21
(d) Written Determinations		23
(e) Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code		23

i

Section 9.	Recapitalization or Reorganization.	23

(a) Existence of Plans and Awards		23
(b) Subdivision or Consolidation of Shares		24
(c) Corporate Restructuring		25
(d) Change in Control Price		25
(e) Non-Option Awards		25
(f) Additional Issuances		26
(g) Restricted Stock Awards		26

Section 10.	General Provisions.	26

(a) Transferability		26
(b) Taxes		28
(c) Changes to this Plan and Awards		28
(d) Limitation on Rights Conferred under Plan		28
(e) Unfunded Status of Awards		29
(f) Nonexclusivity of this Plan		29
(g) Payments in the Event of Forfeitures; Fractional Shares		29
(h) Severability		29
(i) Compliance with Legal and Exchange Requirements		30
(j) Governing Law		30
(k) Conditions to Delivery of Stock		30
(l) Headings and Captions		31
(m) Plan Effective Date		31

ii

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

Section 1. Purpose.

The purpose of the Lighting Science Group Corporation 2014 Amended and Restated Equity-Based Compensation Plan (the “Plan”) is to provide a means through which Lighting Science Group Corporation, a Delaware corporation, and any successor thereto (the “Company”), and its Subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, Options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights, Phantom Stock Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein. Effective as of July 5, 2012, this Plan amends and restates in its entirety the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan, which was approved by the Company’s stockholders effective as of September 11, 2008.

Section 2. Definitions.

For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a) “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(b) “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Phantom Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.

(c) “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

(g) “Change in Control” means the first to occur after the date this Plan is adopted by the Board of any of the following events:

(i) The acquisition or the completion of a tender offer for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any individual, entity or group (within the meaning of section 13(d)3 or 14(d)(2) of the Exchange Act) (each, a “Person”), of 35% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii) A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members constituting the Board prior to the date of the appointment or election; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 2(g), in the event an Award issued under the Plan is subject to section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under section 409A of the Code and the regulations or other guidance issued thereunder.

(h) “Change in Control Price” means the amount calculated in accordance with Section 9 of this Plan.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j) “Committee” means the Compensation Committee of the Board or a committee of two or more directors designated by the Board to administer this Plan or portions hereof; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code, and (iii) “independent” under any applicable listing requirements. Notwithstanding anything to the contrary herein, the Board shall have the authority to designate a separate committee of two or more directors to administer and grant awards under this Plan to members of the Board, and in the event such separate committee has been designated, any references to “Committee” contained herein shall be deemed to include such separate committee.

(k) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.

(l) “Disability” means, as determined by the Board in its sole discretion exercised in good faith, a physical or mental impairment of sufficient severity that either the Participant is unable to continue performing the duties he performed before such impairment or the Participant’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the Participant’s employment or participation as a member of the Board. Notwithstanding the foregoing provisions of this Section 2(l), in the event an Award issued under the Plan is subject to section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of section 409A of the Code, the definition of “Disability” for purposes of such Award shall be the definition of “disability” provided for under section 409A of the Code and the regulations or other guidance issued thereunder.

(m) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash or Stock equal in value to dividends paid with respect to a specified number of shares of Stock.

(n) “Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan (however, in the case of ISOs, only to the extent permitted under applicable law).

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(p) “Fair Market Value” means, as of a particular date:

(i) if the shares of Stock are listed on any established national securities exchange, the closing sales price per share of Stock on the consolidated transaction reporting system for the principal securities exchange for the Stock on such date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,

(ii) if the shares of Stock are not so listed on an established national securities exchange but are quoted on the Nasdaq National Market System (or any successor thereof), the closing sales price per share of Stock on the Nasdaq National Market System (or any successor thereof) on such date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,

(iii) if the Stock is not so listed on an established national securities exchange or quoted on the Nasdaq National Market System (or any successor thereof), the mean between the closing bid and asked price on such date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by Pink OTC Markets, Inc. (or any successor thereof), or

(iv) if none of (i) through (iii) above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Stock.

Notwithstanding anything to the contrary contained in this Plan or in any applicable Award agreement, as of any particular day, Fair Market Value shall be determined, for purposes of Incentive Stock Option grants, in accordance with the requirements of section 422 of the Code (and the regulations issued thereunder), and for purposes of grants of any Awards intended to be in compliance with section 409A of the Code, in accordance with section 409A of the Code and Section 1.409A-1(b)(5)(iv) of the regulations issued thereunder or any successor provisions thereto.

(q) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(r) “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

(s) “Limited SAR” means a right granted to a Participant under Section 6(g) hereof.

(t) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock at a specified price during specified time periods.

(u) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(o) hereof.

(v) “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(w) “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive a cash payment or Stock based upon performance criteria specified by the Committee.

(x) “Phantom Stock” means a right, granted to a Participant under Section 6(l) hereof, to receive Stock, cash or a combination thereof at the end of a specified vesting period.

(y) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), an “outside director” within the meaning of regulation 1.162-27 under section 162(m) of the Code, and “independent” within the meaning of any applicable listing requirements.

(z) “Restricted Stock” means Stock granted to a Participant under Section 6(k) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(aa) “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

(bb) “Rule 701” means Rule 701, promulgated by the Securities and Exchange Commission under the Securities Act, as from time to time in effect and applicable to the Plan and Participants.

(cc) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(dd) “Stock” means the Company’s Common Stock, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

(ee) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 6(f) hereof.

(ff) “Subsidiary” means (i) any corporation in which the Company owns, directly or indirectly, stock possessing more than 50% of the total combined voting power of all classes of stock entitled to vote of such corporation or more than 50% of the total value of shares of all classes of stock of such corporation, and (ii) any other business organization, regardless of form, in which the Company possesses, directly or indirectly, more than 50% of the total combined equity interests of such organization.

Section 3. Administration.

(a)	Authority of the Committee

This Plan shall be administered by the Committee except to the extent the Board elects to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock or any combination thereof that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final, binding and conclusive on all persons.

(b)	Manner of Exercise of Committee Authority

At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

(c)	Limitation of Liability

The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

Section 4. Stock Subject to Plan.

(a)	Overall Number of Shares Available for Delivery

Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan, from inception, is 55,000,000, 100% of which may be granted as Incentive Stock Options.

(b)	Application of Limitation to Grants of Awards

No Award may be granted if (i)(A) the number of shares of Stock to be delivered in connection with such Award or, (B) in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)	Availability of Shares Not Delivered under Awards

Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(d)	Stock Offered

The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

Section 5. Eligibility; Per Person Award Limitations.

Awards may be granted under this Plan only to Eligible Persons. In each fiscal year during any part of which this Plan is in effect, a Covered Employee may not be granted Options or SARs relating to more than 7,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, and in the case of Performance Awards intended to comply with the requirements of section 162(m) of the Code which have an aggregate value of more than $1,500,000 (provided that if such Performance Awards involve the issuance of shares of Stock, said aggregate value shall be based on the Fair Market Value of such shares at the time of grant of such Performance Award).

Section 6. Specific Terms of Awards.

(a)	Grant of Awards; Performance-Based Compensation; Section 409A

Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award. The Committee shall retain full power and discretion to accelerate, waive, amend or modify, at any time, any term or condition of an Award or an Award agreement that is not mandatory under this Plan; provided, that, notwithstanding anything to the contrary contained in the Plan:

(i) To the extent that the Committee determines on the grant date that an Award shall qualify as “other performance-based compensation” for purposes of section 162(m) of the Code, the Board and the Committee shall not exercise any discretion to accelerate, waive, amend or modify any term or condition of such Award or Award agreement that would cause such Award to fail to qualify as “other performance-based compensation”; and

(ii) It is intended that all Awards be exempt from the application of section 409A of the Code. Accordingly, the Board and the Committee shall not exercise any discretion to accelerate, waive, amend or modify any term or condition of such Award or Award agreement that would cause such Award to become subject to section 409A of the Code.

(b)	Options

The Committee is authorized to grant Options to Participants on the terms and conditions set forth in Sections 6(c), (d) and (e) hereof.

(c)	Exercise Price

Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option or in the case of an Incentive Stock Option granted to an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant.

(d)	Time and Method of Exercise

The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(k). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of such of exercise in accordance with the applicable law.

(e)	ISOs

The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code. Any Option granted prior to stockholder approval of this Plan shall only be treated as an ISO if the Company’s stockholder approve this Plan on or before July 5, 2013.

(f)	Stock Appreciation Rights

The Committee is authorized to grant SARs to Participants on the terms and conditions set forth in Sections 6(g), (h), (i) and (j) hereof.

(g)	Right to Payment

An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 2(h) hereof) over (ii) the Fair Market Value of one share of Stock on the date of grant.

(h)	Rights Related to Options

A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6(h)(ii). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(i) A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(ii) Upon the exercise of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(a) the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

(b) the number of shares as to which that Stock Appreciation Right has been exercised.

(i)	Right Without Option

A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:

(i) Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

(ii) Each Award agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

(iii) Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

(iv) Each Stock Appreciation Right shall entitle a Participant, upon exercise thereof, to receive payment of an amount determined by multiplying:

(a) the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

(b) the number of shares as to which the Stock Appreciation Right has been exercised.

(j)	Terms

The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs, which may only be exercised in connection with a Change in Control or other event as specified by the Committee, may be granted on such terms, not inconsistent with this Section 6(j), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

(k)	Restricted Stock

The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)	Grant and Restrictions

Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)	Forfeiture

Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)	Certificates for Stock

Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)	Dividends and Splits

As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(l)	Phantom Stock

The Committee is authorized to grant Phantom Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified vesting period, subject to the following terms and conditions:

(i)	Vesting and Settlement

A Participant shall vest in an Award of Phantom Stock upon expiration of the vesting period specified by the Committee, which vesting conditions may be based on the achievement of performance goals and/or future service requirements. As soon as reasonably practicable after the lapse of the vesting period and before the later of (x) the end of the calendar year which includes the date on which the vesting period lapsed and (y) the 15th day of the third calendar month following the date on which the vesting period lapsed, the Company shall deliver Stock or cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Phantom Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii)	Forfeiture

Upon termination of employment during the applicable vesting period (as provided in the Award agreement evidencing the Phantom Stock), all Phantom Stock that is at that time subject to vesting shall be forfeited; provided that, subject to Sections 6(a)(ii) and 6(a)(iii), the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

(iii)	Dividend Equivalents

At the date of grant, the Committee shall specify that Dividend Equivalents, if any, on the specified number of shares of Stock covered by an Award of Phantom Stock be either (A) paid with respect to such Phantom Stock on the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically deemed reinvested in additional Phantom Stock covered by the Award.

(m)	Bonus Stock and Awards in Lieu of Obligations

The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements; provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act and from coverage under section 409A of the Code. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(n)	Dividend Equivalents

The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash or Stock equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except Dividend Equivalents deemed reinvested in Phantom Stock pursuant to Section 6(l)(iii), Dividend Equivalents shall be paid or distributed no later than the 15th day of the third month following the fiscal year in which the Board declares the dividend.

(o)	Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock and Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards; provided, that any Award granted under this Section 6(o) shall satisfy the requirements for exemption from the application of section 409A of the Code, and the Board and the Committee shall not exercise any discretion to accelerate, waive, amend or modify any term or condition of such Award or Award agreement that would cause such Award to become subject to section 409A of the Code. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(o) shall be purchased for such consideration (which shall not be less than Fair Market Value), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(o).

Section 7. Certain Provisions Applicable to Awards.

(a)	Stand-Alone, Additional, Tandem, and Substitute Awards

Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Phantom Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered.

(b)	Term of Awards

The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

(c)	Form and Timing of Payment under Awards

Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and shall be made in a single payment or transfer. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), provided such acceleration would not cause such Award to violate the requirements of section 409A of the Code. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(d)	Exemptions from Section 16(b) Liability

It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

(e)	Non-Competition Agreement

Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant’s employment with the Company and its Subsidiaries as determined by the Committee.

Section 8. Performance and Annual Incentive Awards.

(a)	Performance Conditions

The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.

(b)	Performance Awards Granted to Designated Covered Employees

If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i)	Performance Goals Generally

The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share;

(2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

(iii)	Individual Performance Criteria

The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

(iv)	Performance Period; Timing for Establishing Performance Goals

Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period (the “Performance Period”) of at least 12 months and up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

(v)	Performance Award Pool

The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) and (iii) hereof during the Performance Period, as specified by the Committee in accordance with Section 8(b)(iv) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

(vi)	Settlement of Performance Awards; Other Terms

After the end of each Performance Period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the date on which the Performance Period has lapsed and the Committee has made a determination under clause (A) or (B) above, and before the later of (x) the end of the calendar year which includes the date on which the Performance Period has lapsed and the Committee has made such determination and (y) the 15th day of the third calendar month following the date on which the Performance Period has lapsed and the Committee has made such determination, the Company shall deliver to each Participant Stock or cash equal to the Participant’s Performance Award, if any. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a Performance Period or settlement of Performance Awards.

(c)	Annual Incentive Awards Granted to Designated Covered Employees

If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

(i)	Annual Incentive Award Pool

The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given Performance Period, as specified by the Committee in accordance with Section 8(b)(iv) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)	Potential Annual Incentive Awards

Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii)	Payout of Annual Incentive Awards

After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. As soon as reasonably practicable after the date on which the fiscal year has ended and the Committee has made a determination under Clause (A) or (B) above, and before the later of (x) the end of the calendar year which includes the date on which the fiscal year has ended and the Committee has made such determination and (y) the 15th day of the third calendar month following the date on which the fiscal year has ended and the Committee has made such determination, the Company shall deliver to each Participant Stock or cash equal to the Participant’s Annual Incentive Award, if any. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

(d)	Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

(e)	Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

Section 9. Recapitalization or Reorganization.

(a)	Existence of Plans and Awards

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)	Subdivision or Consolidation of Shares

The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

(iv) Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

(c)	Corporate Restructuring

If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, shall fully accelerate the forfeiture provisions associated with all outstanding Awards and, acting in its sole discretion without the consent or approval of any holder, effect one of the following alternatives with respect to Options: (1) accelerate the time at which all Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company of all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) allow for the conversion of Options into options to purchase a security of a successor to the Company.

(d)	Change in Control Price

The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of the same class of Stock of the Company in any such merger or consolidation, (ii) the per share value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(d) or Section 9(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e)	Non-Option Awards

In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of

Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(f)	Additional Issuances

Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(g)	Restricted Stock Awards

Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Change in Control as described in Section 2(g) occurs, all Stock awarded to the holder pursuant to a Restricted Stock Award shall fully vest and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date.

Section 10. General Provisions.

(a)	Transferability

(i)	Permitted Transferees

The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Award or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

(ii)	Domestic Relations Orders

An Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii)	Other Transfers

Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

(iv)	Effect of Transfer

Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v)	Procedures and Restrictions

Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefore in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi)	Registration

To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

(b)	Taxes

The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(c)	Changes to this Plan and Awards

The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

(d)	Limitation on Rights Conferred under Plan

Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(e)	Unfunded Status of Awards

This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

(f)	Nonexclusivity of this Plan

Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(g)	Payments in the Event of Forfeitures; Fractional Shares

Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)	Severability

If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(i)	Compliance with Legal and Exchange Requirements.

The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of shares of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of shares of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Stock in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Stock issuable thereunder) (i) that shall lapse because of such postponement or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of section 409A of the Code.

(j)	Governing Law

All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any choice of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

(k)	Conditions to Delivery of Stock

Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Phantom Stock Award payable in Stock, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any Restricted Stock Award or Phantom Stock Award payable in Stock, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

(l)	Headings and Captions

The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan and shall not be employed in the construction of this Plan.

(m)	Plan Effective Date

This Plan has been adopted by the Board effective as of July 5, 2012.

APPENDIX C

LIGHTING SCIENCE GROUP CORPORATION

STANDARD FORM OF INCENTIVE STOCK OPTION GRANT AGREEMENT

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

LIGHTING SCIENCE GROUP CORPORATION

AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Grant Date (as defined below) by and between Lighting Science Group Corporation, a Delaware corporation (the “Company”) and                  (the “Optionee”):

WHEREAS, the Company, in order to induce you to enter into and continue in service to the Company and to contribute to the success of the Company, agrees to grant you an option to acquire a priority interest in the Company through the purchase of shares of stock of the Company;

WHEREAS, the Company adopted the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant stock options to certain employees, contractors and directors of the Company;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this common stock option agreement (the “Agreement”) as if fully set forth herein; and

WHEREAS, you desire to accept the option created pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1. The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of                      (“Grant Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of              (            ) shares of the Company’s common stock, par value $0.001 per share (the “Stock” and the shares of Stock subject to the Option the “Option Shares”),

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at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to              dollars and 00/100 ($        ) per share, subject to the adjustments and limitations set forth herein and in the Plan; provided that the Exercise Price shall not be less than the Fair Market Value of the Stock as of the Grant Date. The Exercise Price as of the Grant Date shall not be less than the Fair Market Value of the Stock (or less than one hundred ten percent (110%) of the Fair Market Value in the case of a ten percent (10%) or more stockholder as provided in Section 422 of the Code). To the extent allowed by law, the Option granted hereunder is intended to constitute an Option which is designed pursuant to Section 422 of the Code. You should consult with your tax advisor concerning the proper reporting of any federal, state or local tax liability that may arise as a result of the grant or exercise of the Option.

2. Exercise.

(a) For purposes of this Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” The Option shall in all events terminate at the close of business on the tenth (10th) anniversary of the date of this Agreement. Subject to other terms and conditions set forth herein, the Option may be exercised in cumulative installments as follows:

On or After Each of the Following Vesting Dates	Cumulative Percentage of Shares as to Which Option is Exercisable
25%
50%
75%
100%

Option Shares shall constitute Vested Shares once they are exercisable.

(b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

(c) Notwithstanding any other provision of this Agreement, as of the business day immediately preceding a Change in Control, all Nonvested Shares shall become Vested Shares.

(d) Notwithstanding any other provision of this Agreement, upon your employment termination due to your Retirement as determined by the Board in their sole and absolute discretion, all Nonvested Shares shall become Vested Shares.

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(e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed “Notice of Exercise of Stock Option and Record of Stock Transfer,” in the form attached hereto as Exhibit A and incorporated herein by reference, and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(f) Payment of the Exercise Price may be made, at your election, in cash, by certified or official bank check or by wire transfer of immediately available funds, or subject to the Company’s approval by delivery to the Company of a number of shares of Stock having a fair market value as of the date of exercise equal to the Exercise Price.

(g) In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof for any reason other than as a result of a Cause termination, your death or your “disability” (within the meaning of section 22(e)(3) of the Code), or a termination of your employment by the Company without Cause, the Option may only be exercised within 90 days after the date on which you ceased to be so employed, and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed and had not previously done so.

(h) In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof due to a Cause termination, no portion of the Option shall continue to be exercisable as of your date of termination.

(i) In the event that the Company terminates your employment without Cause, the portion of the Nonvested Shares that would have vested in the year your employment terminates without Cause will become Vested Shares on the date of your termination, and the Option, with respect to your unexercised Vested Shares, may only be exercised within the 90 days after the date on which you ceased to be so employed. The Option, with respect to all other Nonvested Shares, shall immediately be forfeited.

(j) In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof by reason of “disability” (within the meaning of section 22(e)(3) of the Code), the Option may only be exercised within one year after the date you ceased to be so employed, and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed by reason of such disability and had not previously done so.

(k) In the event that you shall die while employed by the Company or any Subsidiary or parent thereof, the Option may be exercised at any time prior to its termination as provided in Section 2(a). In such event, the Option may be exercised during such period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

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(l) If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of or providing services for the Company, provided that rights to the Option Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began (except to the extent vesting credit is required by applicable law). Notwithstanding the foregoing, you shall only be treated as continuing in the employ of the Company while you are on a leave of absence if the period of your leave does not exceed three months, or if longer, so long as your rights to reemployment with the Company are provided by either statute or contract. If your period of leave exceeds three months and your right to reemployment is not provided either by statute or contract, your employment with the Company will be deemed to terminate on the first day immediately following such three-month period (and your right to exercise the Option following your termination of employment will be governed by Section 2(g), (h), (i) and (j) as applicable).

(m) The terms and provisions of the employment agreement, if any, between you and the Company or any Subsidiary (the “Employment Agreement”) that relate to or affect the Option are incorporated herein by reference. Notwithstanding the foregoing provisions of this Section 2, in the event of any conflict or inconsistency between the terms and conditions of this Section 2 and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.

3. Transferability. The Option, and any rights or interests therein will be transferable by you only by will or the laws of descent and distribution.

4. Registration. From time to time, the Board and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate persons to make shares of Stock available for issuance pursuant to the exercise of Options and subsequent lapse of restrictions.

5. Withholding Taxes. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option. In connection with such an event requiring tax withholding, you may, subject to the provisions of this Section 5, (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary to satisfy the Company’s obligation to withhold taxes, that determination to be based on the shares’ fair market value as of the date of exercise; (b) deliver to the Company sufficient shares of Stock (based upon the fair market value as of the date of such delivery) to satisfy the Company’s tax withholding obligation, which tax withholding obligation is based on the shares’ fair market value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny your request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate fair market value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee.

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6. Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with the following provisions:

(a) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the number of shares of Stock (or other kind of securities) that may be acquired under the Option shall be increased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the number of shares of Stock (or other kind of shares or securities) that may be acquired under the Option shall be decreased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c) Whenever the number of shares of Stock subject to the Option and the price for each share of Stock subject to the Option are required to be adjusted as provided in this Section 6, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable and held by you pursuant to the exercise of the Option or subject to the Option after giving effect to the adjustments. The Committee shall promptly give you such a notice.

(d) Adjustments under this Section 6 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

7. Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

8. Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

9. No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

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10. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

11. No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

12. Company Records. Records of the Company regarding your service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

13. Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is deposited, postage paid in the United States mail. A notice shall be effective when actually received by the appropriate Company representative, in writing and in conformance with this Agreement and the Plan.

14. Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

15. Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, tax and financial advisors, or a financial institution to the extent that such information is necessary to obtain a loan.

16. Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

17. Headings. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

18. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law and without application of Delaware’s choice of law provisions.

19. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

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20. No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

21. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

22. Relationship to the Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

23. Option Amendment. The Option may be amended by the Board of the Company or by the Committee at any time (a) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Grant Date and by its terms applies to the Option; or (b) other than in the circumstances described in clause (a) or provided in the Plan, with your consent. The foregoing notwithstanding, the Committee may, in its sole discretion, cancel the Option at any time prior to your exercise of the Option if, in the opinion of the Committee, you engage in activities contrary to the interests of the Company.

24. Termination for Cause. For purposes of this Agreement, “Cause” means:

(a) your continued failure to substantially perform your duties, as such duties exist at the time you enter into this Agreement or as such duties thereafter may be modified with your written consent, as an employee of the Company or any other Subsidiary (other than any such failure resulting from your incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Board specifically identifying the manner in which the Board believes you have not substantially performed your duties;

(b) your dishonesty of a material nature that relates to the performance of your duties as an employee of the Company or any other Subsidiary or the commission by you of an act of fraud upon, or willful misconduct toward, the Company or any Subsidiary, as reasonably determined by the Board after a hearing following ten days’ notice to you of such hearing and at which hearing you will be present and have the opportunity to present your position;

(c) your criminal conduct (other than minor infractions, traffic violations, or alleged criminal conduct for which you are entitled to indemnification with respect to such conduct under any indemnity agreement or arrangement between you and the Company) or your conviction, by a court of competent jurisdiction, of any felony (or plea of nolo contendere thereto);

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(d) a material violation by you of your duty of loyalty to the Company or any Subsidiary which results or may reasonably be expected to result in material injury to the Company or any Subsidiary;

(e) your failure to cease any conduct reasonably determined in good faith by the Board to be detrimental to the well-being or morale, or otherwise not in the best interest, of the Company or any Subsidiary after written demand directing you to cease such conduct is delivered by the Board specifically identifying such conduct and demanding cessation thereof; or

(f) your use of alcohol which renders you unable to perform the essential functions of your position as an employee of the Company or your illegal use of illegal or controlled drugs or other substances (provided that the use of controlled drugs or substances as prescribed by a physician shall not constitute grounds for Cause).

Any termination of your employment by the Company for Cause shall be communicated to you in a written notice of termination which shall set forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for such termination. For purposes of this definition of Cause, the Company shall mean Lighting Science Group Corporation, a Delaware corporation, or if a Change of Control occurs and on or after the date of the Change of Control Lighting Science Group Corporation is merged, reorganized or otherwise consolidated with or into another Person, the Person surviving the merger, reorganization or consolidation.

25. Incentive Stock Option. The portion, and only such portion, of this Option, if any, which is attributable to Option Shares which become purchasable during a calendar year, together with the portion of any other option attributable to any shares which become purchasable, pursuant to any other plan maintained by the Company pursuant to section 422 of the Code, during such calendar year which together have a Fair Market Value, as of the Grant Date in the case of Option Shares or the date of grant with respect to shares obtainable pursuant to another plan maintained by the Company pursuant to Section 422 of the Code, which exceeds $100,000, shall constitute a portion of the Option or options which shall be reclassified as options which are not Incentive Stock Options pursuant to Section 422(d) of the Code.

26. Disqualifying Disposition. In the event that Stock acquired upon exercise of this Option is disposed of by the Optionee in a “Disqualifying Disposition,” the Optionee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. For purposes hereof, “Disqualifying Disposition” shall mean a disposition of Stock that is acquired upon the exercise of this Option (and that is not deemed granted pursuant to a option which is not an Incentive Stock Option under Section 25) prior to the expiration of either two (2) years from the Grant Date of this Option or one (1) year from the transfer of shares to the Optionee pursuant to the exercise of this Option.

27. Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the grant of stock and/or options to the Optionee. If Optionee was previously offered or promised stock grants and/or options (the “prior grants”) that were never issued and/or the Optionee was previously given agreements with respect to the prior grants that were never signed, then this Agreement supersedes the prior grants and any other offers and/or promises relating to the prior grants, and this Option is granted to the Optionee in lieu of the prior grants.

* * * * * * * *

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APPENDIX C

LIGHTING SCIENCE GROUP CORPORATION

STANDARD FORM OF INCENTIVE STOCK OPTION GRANT AGREEMENT

Please indicate your acceptance of all the terms and conditions of the award and the Plan by signing and returning a copy of this Agreement. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic format signature page were an original thereof.

LIGHTING SCIENCE GROUP CORPORATION

By:
Printed Name:
Title:
Date:

ACCEPTED:

Signature of Optionee

Name of Optionee (Please Print)

Date:	, 2014

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EXHIBIT A

LIGHTING SCIENCE GROUP CORPORATION

AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

Notice of Exercise of Option and

Record of Stock Transfer

PLEASE PRINT:

1.	TODAY’S DATE:
2.	OPTION HOLDER:
NAME:
MAILING ADDRESS:

SOCIAL SECURITY NUMBER:

TO:	Attention:

Re:	Notice of Exercise of Option for Lighting Science Group Corporation (the “Company”) Common Stock par value $.001 per share (“Stock”) pursuant to the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan (the “Plan”)

I hereby exercise my option to acquire              shares of Stock, at my exercise price per share of $            . Enclosed is the original of my Stock Option Agreement evidencing my Option hereby exercised. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Select and complete the appropriate payment provision from the following alternatives.

1.	My personal check in the amount of $ (the exercise price per share times the number of option shares exercised) as payment in full of the total exercise price has been attached hereto.

2.	I desire to pay the exercise price in full with shares of Stock that I currently own. Certificates representing shares of Stock of the Company, duly endorsed for transfer to the Company have been attached.

3.	I desire to pay part of the exercise price with shares of Stock that I currently own. My personal check for $ and certificates representing shares of Stock, duly endorsed for transfer to the Company have been attached hereto.

I understand that any election pursuant to Items 2-3 above is subject to approval by the Committee administering the Plan.

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I hereby represent that I have previously received a Stock Option Agreement and a copy of the Plan from the Company and that I understand the terms and restrictions described herein and therein and agree to be bound by the terms of each such document.

(Signature)

Receipt of Notice Acknowledged:

Date:

Receipt of Payment in Full Acknowledged:

Date:

Receipt of Committee Approval if Election under Items 2-4.

Date:

NOTE: If exercising the stock option represented by the enclosed Stock Option Agreement to purchase less than all of the shares to which the option relates, the original agreement will be returned with an appropriate notation evidencing the shares for which the Option has been exercised.

A-2

RECEIPT

Receipt is hereby acknowledged of the delivery to me by Lighting Science Group Corporation, on the              day of             , 20     of Stock Certificates for              shares of Stock purchased by me pursuant to the terms and conditions of the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan referred to above, which shares were transferred to me on the Company’s stock record books on the          day of                     , 20    .

(Signature)

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APPENDIX D

LIGHTING SCIENCE GROUP CORPORATION

STANDARD FORM OF NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

LIGHTING SCIENCE GROUP CORPORATION

AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Grant Date (as defined below) by and between Lighting Science Group Corporation, a Delaware corporation (the “Company”) and                      (the “Optionee” or “you”):

WHEREAS, the Company, in order to induce you to enter into and continue in service to the Company and to contribute to the success of the Company, agrees to grant you an option to acquire a priority interest in the Company through the purchase of shares of stock of the Company;

WHEREAS, the Company adopted the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant stock options to certain employees, contractors and directors of the Company;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this common stock option agreement (the “Agreement”) as if fully set forth herein; and

WHEREAS, you desire to accept the option created pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1. The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of                      (“Grant Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of              (            ) shares of the Company’s common stock, par value $0.001 per share (the “Stock” and the shares of Stock subject to the Option the “Option Shares”),

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at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to              dollars and 00/100 ($            ) per share, subject to the adjustments and limitations set forth herein and in the Plan; provided that the Exercise Price shall not be less than the Fair Market Value of the Stock as of the Grant Date. The Exercise Price as of the Grant Date shall not be less than the Fair Market Value of the Stock (or less than one hundred ten percent (110%) of the Fair Market Value in the case of a ten percent (10%) or more stockholder as provided in Section 422 of the Code). To the extent allowed by law, the Option granted hereunder is intended to constitute an Option which is designed pursuant to Section 422 of the Code. You should consult with your tax advisor concerning the proper reporting of any federal, state or local tax liability that may arise as a result of the grant or exercise of the Option.

2. Exercise.

(a) For purposes of this Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” The Option shall in all events terminate at the close of business on the tenth (10th) anniversary of the date of this Agreement. Subject to other terms and conditions set forth herein, the Option may be exercised in cumulative installments as follows:

On or After Each of the Following Vesting Dates	Cumulative Percentage of Shares as to Which Option is Exercisable
25%
50%
75%
100%

Option Shares shall constitute Vested Shares once they are exercisable.

(b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

(c) Notwithstanding any other provision of this Agreement, as of the business day immediately preceding a Change in Control, all Nonvested Shares shall become Vested Shares.

(d) Notwithstanding any other provision of this Agreement, upon your employment termination due to your Retirement as determined by the Board in their sole and absolute discretion, all Nonvested Shares shall become Vested Shares.

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(e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed “Notice of Exercise of Stock Option and Record of Stock Transfer,” in the form attached hereto as Exhibit A and incorporated herein by reference, and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(f) Payment of the Exercise Price may be made, at your election, in cash, by certified or official bank check or by wire transfer of immediately available funds, or subject to the Company’s approval by delivery to the Company of a number of shares of Stock having a fair market value as of the date of exercise equal to the Exercise Price.

(g) In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof for any reason other than as a result of a Cause termination, your death or your “disability” (within the meaning of section 22(e)(3) of the Code), or a termination of your employment by the Company without Cause, the Option may only be exercised within 90 days after the date on which you ceased to be so employed, and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed and had not previously done so.

(h) In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof due to a Cause termination, no portion of the Option shall continue to be exercisable as of your date of termination.

(i) In the event that the Company terminates your employment without Cause, the portion of the Nonvested Shares that would have vested in the year your employment terminates without Cause will become Vested Shares on the date of your termination, and the Option, with respect to your unexercised Vested Shares, may only be exercised within one year after the date on which you ceased to be so employed. The Option, with respect to all other Nonvested Shares, shall immediately be forfeited.

(j) In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof by reason of “disability” (within the meaning of section 22(e)(3) of the Code), the Option may only be exercised within one year after the date you ceased to be so employed, and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed by reason of such disability and had not previously done so.

(k) In the event that you shall die while employed by the Company or any Subsidiary or parent thereof, the Option may be exercised at any time prior to its termination as provided in Section 2(a). In such event, the Option may be exercised during such period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

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(l) If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of or providing services for the Company, provided that rights to the Option Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began (except to the extent vesting credit is required by applicable law). Notwithstanding the foregoing, you shall only be treated as continuing in the employ of the Company while you are on a leave of absence if the period of your leave does not exceed three months, or if longer, so long as your rights to reemployment with the Company are provided by either statute or contract. If your period of leave exceeds three months and your right to reemployment is not provided either by statute or contract, your employment with the Company will be deemed to terminate on the first day immediately following such three-month period (and your right to exercise the Option following your termination of employment will be governed by Section 2(g), (h), (i) and (j) as applicable).

(m) The terms and provisions of the employment agreement, if any, between you and the Company or any Subsidiary (the “Employment Agreement”) that relate to or affect the Option are incorporated herein by reference. Notwithstanding the foregoing provisions of this Section 2, in the event of any conflict or inconsistency between the terms and conditions of this Section 2 and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.

3. Transferability. The Option, and any rights or interests therein will be transferable by you only by will or the laws of descent and distribution.

4. Registration. From time to time, the Board and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate persons to make shares of Stock available for issuance pursuant to the exercise of Options and subsequent lapse of restrictions.

5. Withholding Taxes. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option. In connection with such an event requiring tax withholding, you may, subject to the provisions of this Section 5, (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary to satisfy the Company’s obligation to withhold taxes, that determination to be based on the shares’ fair market value as of the date of exercise; (b) deliver to the Company sufficient shares of Stock (based upon the fair market value as of the date of such delivery) to satisfy the Company’s tax withholding obligation, which tax withholding obligation is based on the shares’ fair market value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny your request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate fair market value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee.

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6. Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with the following provisions:

(a) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the number of shares of Stock (or other kind of securities) that may be acquired under the Option shall be increased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the number of shares of Stock (or other kind of shares or securities) that may be acquired under the Option shall be decreased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c) Whenever the number of shares of Stock subject to the Option and the price for each share of Stock subject to the Option are required to be adjusted as provided in this Section 6, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable and held by you pursuant to the exercise of the Option or subject to the Option after giving effect to the adjustments. The Committee shall promptly give you such a notice.

(d) Adjustments under this Section 6 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

7. Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

8. Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

9. No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

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10. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

11. No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

12. Company Records. Records of the Company regarding your service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

13. Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is deposited, postage paid in the United States mail. A notice shall be effective when actually received by the appropriate Company representative, in writing and in conformance with this Agreement and the Plan.

14. Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

15. Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, tax and financial advisors, or a financial institution to the extent that such information is necessary to obtain a loan.

16. Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

17. Headings. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

18. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law and without application of Delaware’s choice of law provisions.

19. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

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20. No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

21. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

22. Relationship to the Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

23. Option Amendment. The Option may be amended by the Board of the Company or by the Committee at any time (a) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Grant Date and by its terms applies to the Option; or (b) other than in the circumstances described in clause (a) or provided in the Plan, with your consent. The foregoing notwithstanding, the Committee may, in its sole discretion, cancel the Option at any time prior to your exercise of the Option if, in the opinion of the Committee, you engage in activities contrary to the interests of the Company.

24. Termination for Cause. For purposes of this Agreement, “Cause” means:

(a) your continued failure to substantially perform your duties, as such duties exist at the time you enter into this Agreement or as such duties thereafter may be modified with your written consent, as an employee of the Company or any other Subsidiary (other than any such failure resulting from your incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Board specifically identifying the manner in which the Board believes you have not substantially performed your duties;

(b) your dishonesty of a material nature that relates to the performance of your duties as an employee of the Company or any other Subsidiary or the commission by you of an act of fraud upon, or willful misconduct toward, the Company or any Subsidiary, as reasonably determined by the Board after a hearing following ten days’ notice to you of such hearing and at which hearing you will be present and have the opportunity to present your position;

(c) your criminal conduct (other than minor infractions, traffic violations, or alleged criminal conduct for which you are entitled to indemnification with respect to such conduct under any indemnity agreement or arrangement between you and the Company) or your conviction, by a court of competent jurisdiction, of any felony (or plea of nolo contendere thereto);

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(d) a material violation by you of your duty of loyalty to the Company or any Subsidiary which results or may reasonably be expected to result in material injury to the Company or any Subsidiary;

(e) your failure to cease any conduct reasonably determined in good faith by the Board to be detrimental to the well-being or morale, or otherwise not in the best interest, of the Company or any Subsidiary after written demand directing you to cease such conduct is delivered by the Board specifically identifying such conduct and demanding cessation thereof; or

(f) your use of alcohol which renders you unable to perform the essential functions of your position as an employee of the Company or your illegal use of illegal or controlled drugs or other substances (provided that the use of controlled drugs or substances as prescribed by a physician shall not constitute grounds for Cause).

Any termination of your employment by the Company for Cause shall be communicated to you in a written notice of termination which shall set forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for such termination. For purposes of this definition of Cause, the Company shall mean Lighting Science Group Corporation, a Delaware corporation, or if a Change of Control occurs and on or after the date of the Change of Control Lighting Science Group Corporation is merged, reorganized or otherwise consolidated with or into another Person, the Person surviving the merger, reorganization or consolidation.

25. Incentive Stock Option. The portion, and only such portion, of this Option, if any, which is attributable to Option Shares which become purchasable during a calendar year, together with the portion of any other option attributable to any shares which become purchasable, pursuant to any other plan maintained by the Company pursuant to section 422 of the Code, during such calendar year which together have a Fair Market Value, as of the Grant Date in the case of Option Shares or the date of grant with respect to shares obtainable pursuant to another plan maintained by the Company pursuant to Section 422 of the Code, which exceeds $100,000, shall constitute a portion of the Option or options which shall be reclassified as options which are not Incentive Stock Options pursuant to Section 422(d) of the Code.

26. Disqualifying Disposition. In the event that Stock acquired upon exercise of this Option is disposed of by the Optionee in a “Disqualifying Disposition,” the Optionee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. For purposes hereof, “Disqualifying Disposition” shall mean a disposition of Stock that is acquired upon the exercise of this Option (and that is not deemed granted pursuant to a option which is not an Incentive Stock Option under Section 25) prior to the expiration of either two (2) years from the Grant Date of this Option or one (1) year from the transfer of shares to the Optionee pursuant to the exercise of this Option.

27. Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the grant of stock and/or options to the Optionee. If Optionee was previously offered or promised stock grants and/or options (the “prior grants”) that were never issued and/or the Optionee was previously given agreements with respect to the prior grants that were never signed, then this Agreement supersedes the prior grants and any other offers and/or promises relating to the prior grants, and this Option is granted to the Optionee in lieu of the prior grants.

* * * * * * * *

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Please indicate your acceptance of all the terms and conditions of the award and the Plan by signing and returning a copy of this Agreement. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic format signature page were an original thereof.

LIGHTING SCIENCE GROUP CORPORATION

By:
Printed Name:
Title:
Date:

ACCEPTED:

Signature of Optionee

Name of Optionee (Please Print)

Date:	, 2013

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EXHIBIT A

LIGHTING SCIENCE GROUP CORPORATION

AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

Notice of Exercise of Option and

Record of Stock Transfer

PLEASE PRINT:

1.	TODAY’S DATE:
2.	OPTION HOLDER:
NAME:
MAILING ADDRESS:

SOCIAL SECURITY NUMBER:

TO:	Attention:

Re:	Notice of Exercise of Option for Lighting Science Group Corporation (the “Company”) Common Stock par value $.001 per share (“Stock”) pursuant to the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan (the “Plan”)

I hereby exercise my option to acquire              shares of Stock, at my exercise price per share of $            . Enclosed is the original of my Stock Option Agreement evidencing my Option hereby exercised. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Select and complete the appropriate payment provision from the following alternatives.

1.	My personal check in the amount of $ (the exercise price per share times the number of option shares exercised) as payment in full of the total exercise price has been attached hereto.

2.	I desire to pay the exercise price in full with shares of Stock that I currently own. Certificates representing shares of Stock of the Company, duly endorsed for transfer to the Company have been attached.

3.	I desire to pay part of the exercise price with shares of Stock that I currently own. My personal check for $ and certificates representing shares of Stock, duly endorsed for transfer to the Company have been attached hereto.

I understand that any election pursuant to Items 2-3 above is subject to approval by the Committee administering the Plan.

I hereby represent that I have previously received a Stock Option Agreement and a copy of the Plan from the Company and that I understand the terms and restrictions described herein and therein and agree to be bound by the terms of each such document.

(Signature)

Receipt of Notice Acknowledged:

Date:

Receipt of Payment in Full Acknowledged:

Date:

Receipt of Committee Approval if Election under Items 2-4.

Date:

NOTE: If exercising the stock option represented by the enclosed Stock Option Agreement to purchase less than all of the shares to which the option relates, the original agreement will be returned with an appropriate notation evidencing the shares for which the Option has been exercised.

RECEIPT

Receipt is hereby acknowledged of the delivery to me by Lighting Science Group Corporation, on the          day of                     , 200     of Stock Certificates for              shares of Stock purchased by me pursuant to the terms and conditions of the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan referred to above, which shares were transferred to me on the Company’s stock record books on the          day of                     , 200    .

(Signature)

APPENDIX E

LIGHTING SCIENCE GROUP CORPORATION

STANDARD FORM OF RESTRICTED STOCK AWARD AGREEMENT

2012 Amended & Restated Equity-Based Compensation Plan

Restricted Stock Award Agreement

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S 2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

This Agreement is made and entered into as of the Grant Date specified below by and between Lighting Science Group Corporation, a Delaware corporation (the “Company”) and you, the “Grantee” identified below.

WHEREAS, the Company in order to induce you to enter into and continue in service to the Company as [            ] and to contribute to the success of the Company, agrees to grant you an equity interest in the Company through a grant of Restricted Stock of the Company;

WHEREAS, the Company adopted the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant Restricted Stock to certain employees, consultants, and directors of the Company;

WHEREAS, the Plan shall be deemed a part of this Restricted Stock Award Agreement (the “Agreement”) as if fully set forth herein; and

WHEREAS, you desire to accept the Restricted Stock granted pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

Company Initials Confirming
Grantee

Grant Date

Number Of Shares

Number Of Shares [print]

1. Grant of Award. Subject to the terms and conditions herein, the Company hereby grants to you, effective as of the “Grant Date” specified above, as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, an award of the “Number Of Shares” of Restricted Stock specified above (the “Awarded Shares”), subject to the terms and conditions of this Agreement.

2. Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. To the extent the terms of the Plan are inconsistent with the provisions of this Agreement, the Plan shall control. The capitalized terms used herein that are defined in the Plan shall have the meanings assigned to them in the Plan. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Grantee in writing.

3. Vesting. Except as specifically provided in this Agreement, the Awarded Shares shall be vested as follows: [            ].

4. Forfeiture of Awarded Shares and Disgorgement.

a. Awarded Shares that are not vested in accordance with Section 3 shall be forfeited on the date of the Grantee’s termination of service with the Company. Upon forfeiture, all of the Grantee’s rights with respect to the forfeited Awarded Shares shall cease and terminate, without any further obligations on the part of the Company.

b. Notwithstanding any provisions in this Agreement to the contrary, in the event that the Grantee violates the provisions of Sections 10 or 11 of this Agreement, the unvested Awarded Shares shall be immediately forfeited and this Agreement (other than the provisions of this Section 4) will be terminated on that date;

5. Restrictions on Unvested Shares. Subject to the provisions of the Plan and the terms of this Agreement, from the Grant Date until the date the Awarded Shares have vested, the Grantee shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign or otherwise encumber any of the Awarded Shares.

6. Legend. The following legend (or a substantially similar one) shall be placed on all certificates representing Awarded Shares:

On the face of the certificate:

Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.

On the reverse of the certificate:

The shares of stock evidenced by this certificate are subject to and transferable only in accordance with the terms and conditions of that certain Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan, a copy of which is on file at the principal office of the Company in Satellite Beach, Florida and that certain Restricted Stock Award Agreement dated as of [Grant Date], by and between the Company and [Grantee]. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.

All Awarded Shares owned by the Grantee shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

7. Delivery of Certificates. Certificates for Awarded Shares shall be retained in the physical possession of the Company until such Awarded Shares are free of restriction under this Agreement. Certificates for Awarded Shares shall be delivered to the Grantee promptly after, and only after, such shares have vested (without forfeiture pursuant to Section 4 above).

8. Voting. Subject to Section 4 and Section 5 above, the Grantee, as record holder of the Awarded Shares, has all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon; provided, however, that this Section 8 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.

9. Recapitalization or Reorganization.

a. The existence of this Agreement and the grant of the Awarded Shares shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting the Company’s common stock, par value $0.001 per share (the “Stock”), or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

b. The terms of this Agreement and the number of shares of Awarded Shares shall be subject to adjustment from time to time, in accordance with the following provisions:

i. If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then the number of Awarded Shares shall be increased proportionately.

ii. If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, the number of Awarded Shares shall be decreased proportionately.

iii. Whenever the number of Awarded Shares are required to be adjusted as provided in this Section 9, the Committee shall promptly prepare and provide Grantee with a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of Awarded Shares after giving effect to the adjustments.

iv. Adjustments under Subsections 9.b.(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under this Agreement on account of any such adjustments.

c. In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Grant Date and not otherwise provided for by this Section 9, the Awarded Shares and this Agreement shall be subject to adjustment by the Committee at its discretion as to the number of Awarded Shares.

d. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Awarded Shares.

10. Limitation on Rights Conferred under this Agreement. Nothing herein shall require the Company to issue any shares with respect to this Agreement if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. The Company may, as a condition precedent to settlement of this Award, require from the Grantee (or in the event of his death, his legal representatives, heirs, legatees, or distributees) representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to this Agreement and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) is not a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

11. The Grantee’s Acknowledgments. The Grantee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under this Agreement.

12. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

13. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Grantee the right to continue to serve as a member of the Company’s Scientific Advisory Board or otherwise provide services to the Company or any Subsidiary, whether as an employee or as a consultant or as an outside director, or interfere with or restrict in any way the right of the Company or any Subsidiary to terminate the Grantee as a member of the SAB or as an employee, consultant or outside director at any time.

14. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

15. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Grantee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

16. Entire Agreement. This Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

17. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person or entity shall be permitted to acquire any Awarded Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

18. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

19. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

20. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

21. Notice. Any notice required or permitted to be delivered hereunder shall be by next day courier (such as Federal Express, DHL, UPS or the like) addressed to the respective address specified in the signature block below or as a party hereto may later provide by notice in writing. Notice shall be deemed given on the day of delivery. Notices to Grantee shall be addressed to the attention of Grantee’s name and notices to the Company shall be addressed to the attention of the General Counsel of the Company.

22. Tax Requirements. The Grantee is hereby advised to consult immediately with his own tax advisor regarding the tax consequences of this Agreement, the method and timing for filing an election to include this Agreement in income under Section 83(b) of the Code, and the tax consequences of such election. By execution of this Agreement, the Grantee agrees that if the Grantee makes such an election, the Grantee shall provide the Company with written notice of such election in accordance with the regulations promulgated under Section 83(b) of the Code. The Grantee shall be solely responsible for the tax consequences of this Agreement and the receipt of Awarded Shares; provided, however, the Company and any Subsidiary is authorized to withhold from the Awarded Shares, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving this Agreement, and to take such other action as the Committee may deem advisable to enable the Company and the Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to this Agreement. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of the Grantee’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Grantee.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, on the date(s) set forth below.

Lighting Science Group Corporation	Parties	Grantee:

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